                                                                    Exhibit 99.3
                                                                    ------------

                        POWERWAVE TECHNOLOGIES, INC. AND
      HEWLETT-PACKARD COMPANY RADIO FREQUENCY POWER AMPLIFIER PRODUCT LINE
                            PRO FORMA FINANCIAL DATA

Introduction

     The following unaudited consolidated pro forma financial data is based upon the historical financial statements of Powerwave Technologies, Inc. (the "Company") for the nine months ended September 27, 1998 (unaudited), and the year ended December 28, 1997 and the unaudited historical financial statements of Hewlett-Packard Company Radio Frequency Power Amplifier Product Line (the "Product Line") for the nine months ended July 31, 1998 and the year ended October 31, 1997. The unaudited consolidated pro forma financial data has been prepared to present, on a pro forma basis, the combined results of the operations of the Company and the Product Line. An unaudited consolidated pro forma balance sheet has been prepared as of September 27, 1998 and gives effect to the acquisition as if it had been completed as of that date using the purchase method of accounting. The unaudited consolidated pro forma statements of operations have been prepared for the nine months ended September 27, 1998 and the year ended December 28, 1997. The unaudited pro forma statements of operations include the unaudited results of operations of the Company for the nine months ended September 27, 1998 and the year ended December 28, 1997, and the revenues and direct expenses of the Product Line for the nine months ended July 31, 1998 and the year ended October 31, 1997. The unaudited consolidated pro forma statements of operations give effect to the acquisition as if it had been completed as of December 30, 1996 (the first day of the Company's 1997 fiscal year). The pro forma consolidated statements of operations are provided for comparative purposes only and do not purport to represent the actual results of operations of the Company that actually would have been obtained if the acquisition had been consummated on the date specified, nor is it necessarily indicative of the results of operations that may be achieved in the future. The pro forma financial data is based on certain assumptions and adjustments described in the notes thereto and should be read in conjunction therewith.

     The estimated net purchase price of $65,863,883 (which includes cash paid of $57,383,724, transaction costs of $1,149,883, specific liabilities assumed of $4,296,000, assumed operating liabilities of $2,116,276 and $918,000 in accruals for estimated closure costs of the facility acquired in the transaction) was allocated to tangible assets acquired of $34,711,230, capitalized developed technology of $11,500,000, other intangible assets of $7,252,653 and in-process research and development of $12,400,000. Final valuations, including the valuation of certain intangibles which are currently being discussed with the Securities and Exchange Commission, will be made and included in the Company's Form 10-K for its fiscal year ended January 3, 1999.

                        POWERWAVE TECHNOLOGIES, INC. AND
      HEWLETT-PACKARD COMPANY RADIO FREQUENCY POWER AMPLIFIER PRODUCT LINE
                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                                 (In thousands)

                                                       As of September 27, 1998
                                          --------------------------------------------------
                                          Powerwave   Product Line   Adjustments    Combined
                                          ---------   ------------  -------------   --------
ASSETS:
Current Assets:
  Cash and cash equivalents                $ 52,409    $      -      $(32,384) (1)  $ 20,025
  Accounts receivable, net of allowance
    for doubtful accounts of $855            14,834           -             -         14,834
  Inventories, net                           10,345      18,639        (2,139) (2)    26,845
  Prepaid expenses and other current
    assets                                    1,113           -             -          1,113
  Deferred tax assets                         3,083           -         4,526  (3)     7,609
                                           --------    --------      --------       --------
    Total current assets                     81,784      18,639       (29,997)        70,426

Property, plant and equipment                14,199      18,158            53  (4)    32,410
Accumulated depreciation and
  amortization                               (4,556)    (12,037)       12,037  (4)    (4,556)
                                           --------    --------      --------       --------
  Net property and equipment                  9,643       6,121        12,090         27,854
Other assets                                  3,516           -        17,603  (5)    21,119
                                           --------    --------      --------       --------
TOTAL ASSETS                               $ 94,943    $ 24,760      $   (304)      $119,399
                                           ========    ========      ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities:
  Accounts payable                         $  6,718    $      -      $      -       $  6,718
  Accrued expenses and other liabilities      5,721       3,616         3,714  (6)    13,051
Income taxes payable                          3,197           -             -          3,197
  Current portion of long-term debt             523           -         6,000  (1)     6,523
                                           --------    --------      --------       --------
    Total current liabilities                16,159       3,616         9,714         29,489

Long-term debt                                  257           -        19,000  (1)    19,257
Deferred tax liabilities                        289           -             -            289
Other non-current liabilities                   392           -             -            392
                                           --------    --------      --------       --------
TOTAL LIABILITIES                            17,097       3,616        28,714         49,427

Shareholders' Equity:
Preferred Stock $.0001 par value,
  5,000,000 shares authorized and
  no shares outstanding                           -           -             -              -
Common Stock, $.0001 par value,
  40,000,000 shares authorized,
  17,955,748 shares issued and
  17,245,743 shares outstanding
  at September 27, 1998                      64,701           -             -         64,701
Retained earnings                            35,902           -        (7,874) (7)    28,028
Less treasury stock at cost                 (22,757)          -             -        (22,757)
Excess of tangible assets sold and
  liabilities assumed                             -      21,144       (21,144) (8)         -
                                           --------    --------      --------       --------
    Total shareholders' equity and
      excess of tangible assets
      sold and liabilities assumed           77,846      21,144       (29,018)        69,972
                                           --------    --------      --------       --------
TOTAL LIABILITIES,
SHAREHOLDERS' EQUITY AND EXCESS
  OF TANGIBLE ASSETS SOLD AND
  LIABILITIES ASSUMED                      $ 94,943    $ 24,760      $   (304)      $119,399
                                           ========    ========      ========       ========

                        POWERWAVE TECHNOLOGIES, INC. AND
      HEWLETT-PACKARD COMPANY RADIO FREQUENCY POWER AMPLIFIER PRODUCT LINE
            NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET


(1) Adjustment to reflect the financing of the acquisition. Total cash paid was $57.4 million of which $32.4 million was from the Company's existing cash balances and $25.0 million from the proceeds of long-term debt incurred concurrent with the closing of the transaction.

(2) Adjustment of inventories to net realizable value, which primarily includes adjustments for inventory that has no current intended use and will be disposed of by the Company.

(3) Adjustment to record deferred taxes due to timing differences resulting from the amortization of in-process research and development for book and tax purposes.

(4)  Adjustment to record property and equipment at its fair market value.

(5) Adjustment to reflect the purchase price allocation to intangible assets including developed technology of $11.5 million, customer list of $2.0 million, non-compete agreement of $500,000, workforce of $200,000 and goodwill of $4.6 million, offset by previously capitalized transaction costs of $1.1 million.

(6) Adjustment to record the fair market value of liabilities assumed by the Company, including $1.0 million for warranty claims, $1.8 million of employee retention bonuses, and $918,000 for moving and closure costs of the manufacturing facility acquired.

(7) Adjustment to record the effect of the immediate write-off of in-process research and development of $12.4 million, net of income tax benefit of $4.5 million.

(8) Adjustment to eliminate the excess of tangible assets sold and liabilities assumed.

                        POWERWAVE TECHNOLOGIES, INC. AND
      HEWLETT-PACKARD COMPANY RADIO FREQUENCY POWER AMPLIFIER PRODUCT LINE
       UNAUDITED CONSOLIDATED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
               (in thousands except for per share data and notes)

                                             For the year ending December 28, 1997
                                         ---------------------------------------------
                                                     Product                 Pro Forma
                                         Powerwave    Line     Adjustments   Combined
                                         ---------   -------   -----------   ---------
Net sales                                 $119,709   $67,200   $     -       $186,909
Cost of sales                               71,027    54,244     2,181  (1)   127,452
                                          --------   -------   -------       --------
Gross profit                                48,682    12,956    (2,181)        59,457
Operating expenses:
  Research and development                  11,483     4,418       (35) (2)    15,866
  Selling, general and administrative       13,942     8,150     1,247  (3)    23,339
  In-process research and development            -         -         -  (4)         -
                                          --------   -------   -------       --------
Total operating expenses                    25,425    12,568     1,212         39,205
                                          --------   -------   -------       --------

Operating income                            23,257       388    (3,393)        20,252
Other income (expense), net                  2,601         -    (3,924) (5)    (1,323)
                                          --------   -------   -------       --------
Income before income taxes                  25,858       388    (7,317)        18,929
Provision for income taxes                   9,667         -    (2,590) (6)     7,077
                                          --------   -------   -------       --------

Net income                                $ 16,191   $   388   $(4,727)      $ 11,852
                                          ========   =======   =======       ========

Basic earnings per share                  $   0.95                      (7)  $   0.70
Diluted earnings per share                $   0.92                      (7)  $   0.68
Weighted average common shares - basic      16,958                             16,958
Weighted average common shares - diluted    17,436                             17,436

Notes:

(1) Adjustment to reflect $2.3 million of amortization of purchased technology on a straight line basis over five years resulting from the allocation of a portion of the purchase price to developed technology, $139,000 decrease in depreciation on property, plant and equipment at fair market value compared to depreciation at historical values, and $20,000 of amortization of workforce.

(2) Adjustment to reflect $35,000 decrease in depreciation on property, plant and equipment at fair market value compared to depreciation at historical values.

(3) Adjustment to reflect $455,000 of amortization of goodwill on a straight line basis over ten years, $125,000 of amortization of a non-compete agreement on a straight line basis over four years, and $667,000 of amortization of customer list on a straight line basis over three years.

(4) No adjustment has been recorded to reflect the one-time write-off of in-process research and development costs, as it is a non-recurring item.

(5) Adjustment to reflect additional interest expense of $2.0 million resulting from $25.0 million of debt incurred to finance the transaction. Also reflects a reduction of interest income of $1.9 million due to the effect of lower levels of interest earning cash balances resulting from cash paid for the acquisition of approximately $32.4 million. The cash was paid from the Company's existing cash and investment balances.

(6) Adjustment to reflect the provision for income taxes at the Company's consolidated effective tax rate of 37.4%.

(7)  Adjusted to reflect earnings per share based on revised net income.

                        POWERWAVE TECHNOLOGIES, INC. AND
      HEWLETT-PACKARD COMPANY RADIO FREQUENCY POWER AMPLIFIER PRODUCT LINE
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
               (in thousands except for per share data and notes)

                                          For the nine months ending September 27, 1998
                                          ---------------------------------------------
                                                      Product                 Pro Forma
                                          Powerwave    Line     Adjustments   Combined
                                          ---------   -------   -----------   ---------
Net sales                                   $60,205   $65,093   $     -       $125,298
Cost of sales                                37,059    58,935     1,636  (1)    97,630
                                            -------   -------   -------       --------
Gross profit                                 23,146     6,158    (1,636)        27,668
Operating expenses:
  Research and development                    8,845     3,498       (26) (2)    12,317
  Selling, general and administrative        10,111     6,392       935  (3)    17,438
  In-process research and development             -         -         -  (4)         -
                                            -------   -------   -------       --------
Total operating expenses                     18,956     9,890       909         29,755
                                            -------   -------   -------       --------

Operating income (loss)                       4,190    (3,732)   (2,545)        (2,087)
Other income, net                             2,435         -    (2,899) (5)      (464)
                                            -------   -------   -------       --------
Income (loss) before income taxes             6,625    (3,732)   (5,444)        (2,551)
Provision for income taxes                    2,418         -    (3,349) (6)      (931)
                                            -------   -------   -------       --------

Net income (loss)                           $ 4,207   $(3,732)  $(2,095)      $ (1,620)
                                            =======   =======   =======       ========

Basic earnings (loss) per share             $  0.25                      (7)  $  (0.09)
Diluted earnings (loss) per share           $  0.25                      (7)  $  (0.09)
Weighted average common shares - basic       17,155                             17,155
Weighted average common shares - diluted     17,389                             17,389

Notes:

(1) Adjustment to reflect $1.7 million of amortization of purchased technology on a straight line basis over five years resulting from the allocation of a portion of the purchase price to developed technology, $104,000 decrease in depreciation on property, plant and equipment at fair market value compared to depreciation at historical values, and $15,000 amortization of workforce.

(2) Adjustment to reflect $26,000 decrease in depreciation on property, plant and equipment at fair market value compared to depreciation at historical values.

(3) Adjustment to reflect $341,000 of amortization of goodwill on a straight line basis over ten years, $94,000 of amortization of the non-compete agreement on a straight line basis over four years, and $500,000 of amortization of customer list on a straight line basis over three years.

(4) No adjustment has been recorded to reflect the one-time write-off of in-process research and development costs, as it is a non-recurring item.

(5) Adjustment to reflect additional interest expense of $1.5 million resulting from $25.0 million of debt incurred to finance the transaction. Also reflects a reduction of interest income of $1.4 million due to the effect of lower levels of interest earning cash balances resulting from cash paid for the acquisition of approximately $32.4 million. The cash was paid from the Company's existing cash and investment balances.

(6) Adjustment to reflect the provision for income taxes at the Company's consolidated effective rate of 36.5%.

(7)  Adjusted to reflect earnings per share based on revised net income.